Scudder
International
Bond Fund

Annual Report
June 30, 1998

Pure No-Load(TM) Funds

For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                         Scudder International Bond Fund

--------------------------------------------------------------------------------
Date of Inception:  7/6/88   Total Net Assets as of      Ticker Symbol:  SCIBX
                             6/30/98: $145.8 million
--------------------------------------------------------------------------------

o The world's developed markets provided solid gains over the past year, spurred by low inflation, moderate economic growth, and heightened volatility in the emerging markets. The U.S. dollar advanced against most currencies, however, capping gains for U.S. investors overseas.

o Scudder International Bond Fund provided a 5.52% 30-day SEC yield as of June 30, 1998, and a 0.10% total return for the 12-month period through June.

o The Fund continued to focus its investment strategy in Europe, where the coming monetary union is creating opportunities for potential income and capital appreciation. Meanwhile, careful investment in the emerging markets provided a boost to the Fund's yield.



                                Table of Contents

   3  Letter from the Fund's Chairman     16  Financial Highlights
   4  Performance Update                  17  Notes to Financial Statements
   5  Portfolio Summary                   23  Report of Independent Accountants
   6  Portfolio Management Discussion     24  Officers and Directors
   9  Investment Portfolio                25  Investment Products and Services
  13  Financial Statements                26  Scudder Solutions


                      2 - Scudder International Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder International Bond Fund for the fiscal year ended June 30, 1998.

     The period was marked by generally declining interest rates globally and rising bond prices. The surging strength of the U.S. dollar against many of the world's currencies, however, detracted from returns for international fixed-income securities. The Fund's managers took advantage of opportunities where they were available, particularly by focusing on Europe. Longer term, we believe the Fund's approach to managing currency risk and modest exposure to emerging markets will benefit performance. For more detail on the events of the past 12 months and the outlook for the year ahead, please turn to the discussion beginning on page 6.

     For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder International Bond Fund to help meet your investment needs. If you have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call a Scudder representative, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Bond Fund


                      3 - Scudder International Bond Fund

PERFORMANCE UPDATE as of June 30, 1998
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                             Total Return
                            --------------
Period          Growth
Ended             of                 Average
6/30/98        $10,000    Cumulative  Annual
--------------------------------------------
SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------
1 Year         $ 10,010        .10%     .10%
5 Year         $ 10,468       4.68%     .92%
Life of Fund*  $ 20,796     107.96%    7.61%

--------------------------------------------
SALOMON BROTHERS NON-U.S. DOLLAR WORLD
GOVERNMENT BOND INDEX
--------------------------------------------
1 Year         $ 10,088        .88%     .88%
5 Year         $ 13,606      36.06%    6.35%
Life of Fund*  $ 22,007     120.07%    8.28%
--------------------------------------------
* The Fund commenced operations on July 6, 1988. Index comparisons begin July 31, 1988.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER INTERNATIONAL BOND FUND
Year                Amount
---------------------------
7/88*               $10,000
'89                 $10,216
'90                 $12,013
'91                 $13,800
'92                 $17,699
'93                 $19,865
'94                 $19,304
'95                 $20,061
'96                 $20,581
'97                 $20,775
'98                 $20,796

SALOMON BROTHERS NON-U.S. DOLLAR WORLD
GOVERNMENT BOND INDEX
Year                Amount
---------------------------
7/88*               $10,000
'89                 $ 9,829
'90                 $10,544
'91                 $11,581
'92                 $14,741
'93                 $16,175
'94                 $17,704
'95                 $21,724
'96                 $21,354
'97                 $21,815
'98                 $22,007

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended June 30

                      1989     1990    1991    1992    1993    1994    1995    1996    1997    1998
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $11.27   $12.08  $12.35  $13.68  $13.57  $11.97  $11.43  $10.98  $10.52  $ 9.92
INCOME DIVIDENDS..   $ 1.00   $ 1.09  $ 1.21  $ 1.09  $ 1.04  $  .91  $  .98  $  .73  $  .58  $  .61
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $   --  $  .29  $  .81  $  .62  $  .39  $   --  $   --  $   --  $   --
FUND TOTAL
RETURN (%)........     2.16    17.59   14.88   28.25   12.24   -2.83    3.92    2.59     .94     .10
INDEX TOTAL
RETURN (%)........    -1.69     7.25    9.84   27.29    9.74    9.46   22.71   -1.70    2.16     .88

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year, five year and life of Fund periods would have been lower.



                      4 - Scudder International Bond Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
---------------------------------------------------------------------------
United Kingdom                13.0%
Denmark                       12.8%
Sweden                        12.3%
United States                 11.8%
Canada                         7.9%
France                         7.7%
Australia                      6.9%
New Zealand                    5.3%
Italy                          4.3%
Japan                          3.2%
Korea                          2.8%
Peru                           2.5%
Panama                         1.8%
Argentina                      1.5%
Norway                         1.3%
Poland                         1.0%
Other                          3.9%
                             ------
                             100.0%
                             ======

As the 12-month period progressed
we took profits on the Fund's
positions in Italy, Spain, and
Germany, and increased exposure to
Sweden and Denmark, which
currently offer relatively higher
yields.

---------------------------------------------------------------------------
INTEREST RATE EXPOSURE
---------------------------------------------------------------------------
United Kingdom                20.3%
Denmark                       12.8%
Sweden                        12.3%
New Zealand                    9.3%
United States                  9.0%
France                         7.7%
Australia                      6.9%
Japan                          6.7%
Italy                          4.3%
Canada                         3.7%
Norway                         1.3%
Poland                         1.0%
Other                          4.6%
                             ------
                             100.0%
                             ======

The Fund is cautiously
positioned with respect to
interest rate risk.

---------------------------------------------------------------------------
CURRENCY EXPOSURE (a)
---------------------------------------------------------------------------
United States                 33.7%
United Kingdom                14.2%
Denmark                       12.9%
Japan                         11.8%
France                         7.7%
Sweden                         7.3%
Italy                          4.3%
New Zealand                    2.3%
Norway                         1.3%
Poland                         1.0%
Philippines                    0.9%
Brazil                         0.8%
Mexico                         0.7%
Hungary                        0.7%
Korea                          0.6%
Turkey                         0.4%
Australia                      0.3%
Czech Republic                 0.3%
Greece                         0.3%
Indonesia                      0.2%
Thailand                       0.2%
Hong Kong                      0.1%
Argentina                      0.1%
South Africa                   0.1%
Canada                        -0.1%
Germany                       -2.1%
                             ------
                             100.0%
                             ======

We employ a quantitative
approach to currency exposure,
designed to keep the impact of
fluctuating currencies within a
relatively narrow range, while also
seeking to minimize the expense
of managing currency risk.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      5 - Scudder International Bond Fund

                         Portfolio Management Discussion

In the following interview, Gary P. Johnson, lead portfolio manager of Scudder International Bond Fund, discusses the market environment and the Fund's current investment strategy.

Q: How did the Fund perform during the year ended June 30, 1998?

A: Despite a period of generally declining interest rates globally, Scudder International Bond Fund provided a 30-day SEC yield of 5.52% on June 30, 1998. The Fund's yield benefited both from an emphasis on Europe and careful investment in some of the world's developing markets. The Fund's 0.10% total return for the fiscal year ended June 30, 1998, reflects the effect of a sharply rising U.S. dollar, which diminished gains in Europe and produced negative results in markets such as New Zealand, Australia, and Japan. The Fund's return compares with a 0.88% total return for the unmanaged and unhedged Salomon Brothers Non-U.S. World Government Bond Index.

Q: How would you describe the Fund's strategy?

A: Our ongoing strategy has three components: We seek to own bonds in markets that are rallying, limit the Fund's overall currency risk, and invest in select emerging-market bonds to enhance the Fund's yield.

The Fund's emphasis on Europe helped boost its total return. However, the mix of markets that comprise the Fund's roughly 60% European exposure changed substantially over the course of the year. For example, we began the period with large weightings in Spain and Italy. Our holdings in Italy alone amounted to 20% of the portfolio on June 30, 1997. In order to participate in European Monetary Union (EMU), these countries were required to trim deficits and align interest rates with Europe's larger markets. As a result of these activities, Italy and Spain provided strong returns in the first half of the period. As the year progressed, we took profits on these positions and the Fund's holdings in Germany, where economic growth is now accelerating and further rate cuts are unlikely. With the proceeds from these sales, we increased exposure to Sweden and Denmark (12% and 13% of the portfolio, respectively, on June 30, 1998). These countries are not included in the first round of EMU and as such offer relatively higher yields. We also increased the Fund's weighting in the U.K. market, where talk of eventual British participation in EMU led to a dramatic rally in long-term bonds during the year. By the end of June, the Fund's U.K. position was 20% of assets, compared with 6% at the start of the period.

Q: You mentioned limiting the Fund's overall currency risk. Can you explain?

A: Throughout the period, we sought to limit the short-term impact of fluctuating foreign currencies. Changes in currency exchange rates can have a significant impact on returns to U.S. holders of foreign bonds. When the value of the U.S. dollar rises versus the currency in which your investment is held, the gain you may have received "on paper" from that investment is reduced and can be turned into a loss. We employ a quantitative approach to currency exposure, designed to keep the impact of fluctuating currencies within a relatively narrow range, while also seeking to minimize the expense of managing currency risk.

Despite our efforts, the strength of the U.S. dollar hurt overall Fund performance during the year. The economic crisis in Southeast Asia put pressure

                      6 - Scudder International Bond Fund
on the currencies of other Pacific nations that trade in the region, including Australia and New Zealand. In Australia, for example, a 12% gain in local currency was turned into a 7% loss for the year when translated into U.S. dollars. In Japan, ultra-low interest rates, a confirmed recession, and a hobbled banking sector with over $550 billion in bad bank loans facilitated an outflow of Japanese capital in search of higher-yielding and more creditworthy investments. An eroding yen turned a 13% local currency gain into a 12% loss in U.S. dollar terms. Although we seek to limit currency risk, we do not intend to eliminate it. When the dollar finally begins to weaken, the Fund's exposure to foreign currencies should benefit performance.

Q: Were there other disappointments?

A: In Denmark, we purchased mortgage-backed securities, which provided higher yields than the country's government bonds but underperformed due to prepayment concerns. As in the United States, many Danish homeowners have opted to refinance or prepay their mortgages to take advantage of falling interest rates. Prepayment forces investors in those mortgages to reinvest their money at lower prevailing rates and can dampen the performance of those securities in the secondary market.

Q: The Asian financial crisis exacerbated volatility in developing markets around the world. What was the Fund's strategy in this arena?

A: The Fund's relatively small (less than 10%) emerging-markets exposure was designed to take advantage of the tremendous yields provided by short-term


                      7 - Scudder International Bond Fund
government paper. With the Asian financial crisis in full bloom, developing markets in other parts of the world were forced to raise short-term interest rates to attract capital and maintain currency stability. For example, South Africa offered yields in excess of 25% on bonds maturing in less than one year. Turkey's short-term yields exceeded 70%. Although small, the Fund's allocation to these high-yielding markets provided an important boost to its overall yield during the year. The Fund's net asset value suffered, however, as investors abandoned the emerging markets in a general flight to quality.

Q: What is the Fund's strategy going forward?

A: In the coming months, we expect to continue to hold emerging market bonds as our primary trade on improving country fundamentals. Poland and Hungary, in particular, stand to benefit from a unified European market and are likely to receive credit rating upgrades. We also expect to take advantage of opportunities in select emerging markets that we believe are now oversold as a result of the turmoil in Southeast Asia.

In Europe, we intend to continue to emphasize the peripheral markets, such as Denmark and Sweden, at the expense of the larger, principal markets. As these countries attempt to make their markets attractive relative to the EMU block, we believe there will be opportunities for additional gains.

With a stake in the world's developed and developing markets and a cautious eye toward the future direction of interest rates, we believe Scudder International Bond Fund is well positioned to make the most of the fixed-income opportunities that lie ahead.

                              Scudder International
                                   Bond Fund:
                          A Team Approach to Investing

  Scudder International Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Gary P. Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in February 1997. Mr. Johnson, who has 16 years of investment industry experience, joined the Adviser in 1987. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Mr. Greshin was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988.


                      8 - Scudder International Bond Fund

                    Investment Portfolio as of June 30, 1998

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%, to be
  repurchased at $1,270,203 on 7/1/1998, collateralized by a $791,000 U.S. Treasury Bond,                          -----------
  13.25%, 5/15/2014 (Cost $1,270,000) ...................................................      1,270,000             1,270,000
                                                                                                                   -----------

U.S. Treasury Obligations 0.1%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
U.S. Treasury Bill, 4/29/1999 (Cost $95,697) (b) ........................................        100,000                95,713
                                                                                                                   -----------
Foreign Denominated Debt Obligations 90.6%
------------------------------------------------------------------------------------------------------------------------------
Argentinean Pesos 0.2%
J.P. Morgan & Co. Currency Linked Note, 8.56%, 9/14/1998 ................................        209,790               210,061
                                                                                                                   -----------
Australian Dollars 6.8%
Commonwealth of Australia, 10%, 10/15/2007 ..............................................      4,530,000             3,689,697
New South Wales Treasury Corp., 7%, 4/1/2004 ............................................      9,200,000             6,062,452
                                                                                                                   -----------
                                                                                                                     9,752,149
                                                                                                                   -----------
British Pounds 20.3%
Federal National Mortgage Association Global Issue, 7.125%, 8/10/1999 ...................      2,700,000             4,481,722
General Electric Capital Corp., 8%, 12/29/2000 ..........................................      3,600,000             6,081,876
United Kingdom Treasury Bond, 9%, 3/3/2000 ..............................................      7,900,000            13,549,114
United Kingdom Treasury Bond, 8%, 12/7/2000 .............................................      3,045,000             5,200,198
                                                                                                                   -----------
                                                                                                                    29,312,910
                                                                                                                   -----------
Canadian Dollars 3.6%
Molson Breweries Co., Ltd., 9.1%, 3/11/2013 .............................................        925,000               808,344
Newcourt Credit Group, Inc., 6.2%, 9/1/2004 .............................................      2,850,000             1,946,725
PanCanadian Petroleum Ltd., 8.75%, 11/9/2005 ............................................      3,000,000             2,399,264
                                                                                                                   -----------
                                                                                                                     5,154,333
                                                                                                                   -----------
Czech Koruna 0.3%
Chase Manhattan Bank Time Deposit, 14.66%, 7/8/1998 .....................................     14,082,500               430,989
                                                                                                                   -----------
Danish Kroner 12.8%
Nykredit A/S, 7%, 10/1/2026 .............................................................     54,728,000             8,136,285
Nykredit A/S, 7%, 10/1/2029 .............................................................     69,854,000            10,293,740
                                                                                                                   -----------
                                                                                                                    18,430,025
                                                                                                                   -----------
French Francs 7.7%
Government of France STRIP (Principal only), 10/25/2019 .................................    209,000,000            11,095,700
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                       9 - Scudder International Bond Fund

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Greek Drachmas 0.3%
Deutsche Bank Time Deposit, 11.75%, 7/6/1998 ............................................     40,979,900               134,501
Deutsche Bank Time Deposit, 12.5%, 8/18/1998 ............................................     97,649,217               320,498
                                                                                                                   -----------
                                                                                                                       454,999
                                                                                                                   -----------
Hungarian Forints 0.7%
Chase Manhattan Bank Time Deposit, 16.8%, 7/7/1998 ......................................    119,840,000               546,560
Chase Manhattan Bank Time Deposit, 16.63%, 7/16/1998 ....................................     93,645,400               427,546
                                                                                                                   -----------
                                                                                                                       974,106
                                                                                                                   -----------
Indonesian Rupiahs 0.2%
Chase Manhattan Bank Currency Linked Note, 29.26%, 7/8/1998 .............................  2,415,000,000               164,199
Chase Manhattan Bank Currency Linked Note, 30.81%, 7/15/1998 ............................  2,342,236,896               158,259
                                                                                                                   -----------
                                                                                                                       322,458
                                                                                                                   -----------
Italian Lire 4.3%
Republic of Italy, 8.5%, 1/1/2004 .......................................................  9,380,000,000             6,202,415
                                                                                                                   -----------
Japanese Yen 6.7%
Federal National Mortgage Association Global Issue, 2.125%, 10/9/2007 ...................    680,000,000             5,084,057
Japan Development Bank, 2.875%, 12/20/2006 ..............................................    590,000,000             4,642,665
                                                                                                                   -----------
                                                                                                                     9,726,722
                                                                                                                   -----------
Korean Won 0.6%
Chase Manhattan Bank Time Deposit, 26.62%, 7/27/1998 ....................................  1,218,724,075               887,636
                                                                                                                   -----------
Mexican Pesos 0.7%
Chase Manhattan Bank Time Deposit, 19.41%, 7/6/1998 .....................................      4,954,788               552,308
Chase Manhattan Bank Time Deposit, 20.7%, 7/15/1998 .....................................      2,246,750               250,530
J.P. Morgan & Co. Currency Linked Note, 23%, 8/31/1998 ..................................      1,618,200               180,442
                                                                                                                   -----------
                                                                                                                       983,280
                                                                                                                   -----------
New Zealand Dollars 9.3%
Government of Canada, 6.625%, 10/3/2007 .................................................     12,000,000             6,099,988
Government of New Zealand, 8%, 4/15/2004 ................................................     13,398,000             7,361,380
                                                                                                                   -----------
                                                                                                                    13,461,368
                                                                                                                   -----------
Norwegian Kroner 1.3%
Kingdom of Norway, 9.5%, 10/31/2002 .....................................................     12,400,000             1,859,353
                                                                                                                   -----------
Philippine Pesos 0.9%
ING Currency Linked Note, Zero Coupon, 2/12/1999 ........................................      1,300,000             1,342,250
                                                                                                                   -----------
Polish Zlotys 1.0%
Morgan Guaranty Trust Co. Currency Linked Note, 21.1%, 9/28/1998 ........................      5,099,833             1,462,527
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder International Bond Fund

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
South African Rands 0.1%
Bankers Trust Co. Time Deposit, 20.5%, 7/15/1998 ........................................      1,109,885               184,213
                                                                                                                   -----------
Swedish Kronor 12.3%
Kingdom of Sweden, 10.25%, 5/5/2000 .....................................................     70,000,000             9,658,722
Kingdom of Sweden, 6%, 2/9/2005 .........................................................     60,000,000             8,004,377
                                                                                                                   -----------
                                                                                                                    17,663,099
                                                                                                                   -----------
Thai Bahts 0.2%
Chase Manhattan Bank Currency Linked Note, 40.06%, 7/20/1998 ............................     13,058,842               310,186
                                                                                                                   -----------
Turkish Lire 0.3%
J.P. Morgan & Co. Time Deposit, 75%, 7/13/1998 .......................................... 138,740,000,000              520,874
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $135,319,527)                                                     130,741,653
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 7.9%
------------------------------------------------------------------------------------------------------------------------------
Cedulas Hipotecarias, 8.79%, 9/1/2000 ...................................................      1,976,000             1,945,131
Republic of Korea, 8.875%, 4/15/2008 ....................................................      3,500,000             3,202,500
Republic of Panama, Past Due Interest Bond, 6.563%, 7/17/2016 ...........................      1,316,848             1,009,035
Republic of Panama, 8.875%, 9/30/2027 ...................................................      1,750,000             1,649,375
Republic of Peru, Past Due Interest Bond, 4%, 3/7/2017 ..................................      5,750,000             3,550,625
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $10,812,411)                                                   11,356,666
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $147,497,635)                                                                              143,464,032
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.5%
------------------------------------------------------------------------------------------------------------------------------
Put on Australian Dollars, strike price .6493, expires 7/10/98 ....................... AUD     5,800,000               174,058
Put on Canadian Dollars, strike price 1.436, expires 7/2/98 .......................... CAD     7,940,000               118,462
Put on British Pounds, strike price 2.909, expires 8/4/98 ............................ GBP    18,100,000                37,250
Put on Deutsche Marks, strike price 1.824, expires 7/17/98 ........................... DEM    54,720,000               110,050
Put on New Zealand Dollars, strike price .526, expires 8/11/98 ....................... NZD    19,000,000               280,440
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $906,340)                                                                                720,260
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $148,403,975) (a)                                                       144,184,292
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $148,403,975. At June 30, 1998, net unrealized depreciation for all securities based on tax cost was $4,219,683. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $756,753 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,976,436.

(b) At June 30, 1998, these securities, in whole or in part, were pledged to cover initial margin requirements on open future contracts.

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder International Bond Fund

--------------------------------------------------------------------------------

At June 30, 1998, open future contracts sold short were as follows:

                                        Expiration                            Aggregate            Market
Futures                                    Date           Contracts        Face Value ($)         Value ($)
----------------------------------    ------------------------------------------------------------------------
         French 10 year Bond              9/15/98             62              5,427,907            5,459,365
                                                                                                ------------
Total net unrealized depreciation on open futures contracts sold short .......................        31,458
                                                                                                ============

At June 30, 1998 outstanding written options were as follows:

                                        Principal
                                          Amount          Expiration           Strike              Market
Call Options                             (000's)             Date               Price             Value ($)
----------------------------------    ------------------------------------------------------------------------
         AUD .....................         5,220           7/10/98        AUD        0.6704            --
         CAD .....................         6,540            7/2/98        CAD        1.41              --
         GBP/DEM .................         5,000            8/4/98        GBP        2.968        139,904
         NZD .....................        17,100           8/11/98        NZD        0.5435        24,111
                                                                                                ---------
Total outstanding written options (Premiums received $315,422) ..............................     164,015
                                                                                                =========

Currency Abbreviation

ARA      Aregentine Peso
AUD      Australian Dollar
BRC      Brazilian Real
CAD      Canadian Dollar
CNR      Chinese Renminbi
DEM      Deutsche Mark
GBP      British Pound
HKD      Hong Kong Dollar
IEP      Irish Punt
ITL      Italian Lire
JPY      Japanese Yen
NZD      New Zealand Dollar
SEK      Swedish Krona
USD      U.S. Dollar

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder International Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of June 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $147,497,635) ...............      $ 143,464,032
                 Purchased options, at value (identified cost $906,340) ..............            720,260
                 Receivable for investments sold .....................................            751,852
                 Interest receivable .................................................          2,685,377
                 Receivable for Fund shares sold .....................................             46,257
                 Unrealized appreciation on forward currency exchange contracts ......              5,007
                 Other assets ........................................................              5,144
                                                                                            ----------------
                 Total assets ........................................................        147,677,929
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ....................................            233,048
                 Payable for investments purchased ...................................            836,210
                 Dividends payable ...................................................            143,528
                 Payable for daily variation margin on open futures contracts ........              4,116
                 Written options at market (premiums received $315,422) ..............            164,015
                 Unrealized depreciation on forward currency exchange contracts ......            189,857
                 Accrued management fee ..............................................             71,490
                 Other payables and accrued expenses .................................            216,898
                                                                                            ----------------
                 Total liabilities ...................................................          1,859,162
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 145,818,767
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ........         (8,174,452)
                 Net unrealized appreciation (depreciation) on:
                 Investments .........................................................         (4,033,603)
                 Futures contracts ...................................................            (31,458)
                 Options .............................................................            (34,673)
                 Foreign currency related transactions ...............................           (209,546)
                 Accumulated net realized loss .......................................        (70,492,096)
                 Paid-in capital .....................................................        228,794,595
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 145,818,767
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($145,818,767 / 14,697,049 shares of capital stock outstanding,         ----------------
                    $.01 par value, 200,000,000 shares of capital stock authorized) ..              $9.92
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder International Bond Fund

                             Statement of Operations
                            year ended June 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ............................................................      $  13,741,814
                                                                                            ----------------
                 Expenses:
                 Management fee ......................................................          1,554,588
                 Services to shareholders ............................................            793,101
                 Custodian and accounting fees .......................................            293,713
                 Directors' fees and expenses ........................................             59,693
                 Reports to shareholders .............................................             98,807
                 Auditing ............................................................             89,715
                 Legal ...............................................................             20,030
                 Registration fees ...................................................             32,871
                 Other ...............................................................             46,494
                                                                                            ----------------
                 Total expenses before reductions ....................................          2,989,012
                 Expense reductions ..................................................           (110,285)
                                                                                            ----------------
                 Expenses, net .......................................................          2,878,727
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         10,863,087
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................         (6,324,588)
                 Options .............................................................           (673,238)
                 Futures contracts ...................................................           (805,446)
                 Foreign currency related transactions ...............................           (662,384)
                                                                                            ----------------
                                                                                               (8,465,656)
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         (2,224,152)
                 Options .............................................................            (41,828)
                 Futures contracts ...................................................            (31,458)
                 Foreign currency related transactions ...............................           (114,905)
                                                                                            ----------------
                                                                                               (2,412,343)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (10,877,999)
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $     (14,912)
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder International Bond Fund

                       Statements of Changes in Net Assets

                                                                                Years Ended June 30,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $  10,863,087     $  19,109,198
                 Net realized gain (loss) from investment transactions .     (8,465,656)      (16,656,519)
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........     (2,412,343)        4,833,059
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................        (14,912)        7,285,738
                                                                          ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ............................              --       (19,109,198)
                                                                          ----------------  ----------------
                 Tax return of capital .................................    (10,863,087)                --
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................     44,825,847        53,550,698
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................      8,732,391        13,116,739
                 Cost of shares redeemed ...............................   (132,854,657)     (334,293,130)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................    (79,296,419)     (267,625,693)
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................    (90,174,418)     (279,449,153)
                 Net assets at beginning of period .....................    235,993,185       515,442,338
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment income of   ----------------  ----------------
                    $8,174,452 and $23,214,640, respectively) ..........  $ 145,818,767     $ 235,993,185
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............     22,435,381        46,922,766
                                                                          ----------------  ----------------
                 Shares sold ...........................................      4,361,357         4,932,206
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................        856,845         1,206,004
                 Shares redeemed .......................................    (12,956,534)      (30,625,595)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ................     (7,738,332)      (24,487,385)
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................     14,697,049        22,435,381
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder International Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   Years Ended June 30,
                                                                    1998        1997       1996        1995      1994(b)
----------------------------------------------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------
Net asset value, beginning of period ..........................   $ 10.52     $ 10.98    $ 11.43     $ 11.97     $ 13.57
                                                                 -----------------------------------------------------------
Income from investment operations:
Net investment income .........................................       .61         .58        .73         .98         .92
Net realized and unrealized gain (loss) on investment
  transactions ................................................      (.60)       (.46)      (.45)       (.54)      (1.22)
                                                                 -----------------------------------------------------------
Total from investment operations ..............................       .01         .12        .28         .44        (.30)
                                                                 -----------------------------------------------------------
Less distributions:
From net investment income ....................................        --        (.58)      (.12)         --        (.91)
From net realized gains on investment transactions ............        --          --         --          --          --
In excess of net realized gains on investment transactions ....        --          --         --          --        (.39)
Tax return of capital .........................................      (.61)         --       (.61)       (.98)         --
                                                                 -----------------------------------------------------------
Total distributions ...........................................      (.61)       (.58)      (.73)       (.98)      (1.30)
                                                                 -----------------------------------------------------------

                                                                 -----------------------------------------------------------
Net asset value, end of period ................................   $  9.92     $ 10.52    $ 10.98     $ 11.43     $ 11.97
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..........................................       .10         .94       2.59        3.92       (2.83)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................       146         236        515         910       1,231
Ratio of operating expenses, net to average daily net
  assets (%) ..................................................      1.56        1.36       1.26        1.30        1.27
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) .............................      1.62        1.36       1.26        1.30        1.29
Ratio of net investment income to average daily net
  assets (%) ..................................................      5.91        5.28       6.50        8.52        6.86
Portfolio turnover rate (%) ...................................     190.1       298.2      275.7       318.5       232.9

(a) Total returns for certain periods would have been lower had certain expenses not been reduced.

(b)   Based on monthly average of shares outstanding during the period.


                      16 - Scudder International Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (formerly Scudder Global Fund, Inc.) (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                      17 - Scudder International Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Indexed Securities. Indexed securities held by the Fund are investments whose value is indexed to another financial instrument, index, currency, or commodity (the "reference instrument"). For principal indexed securities, the principal amount payable at maturity may be more or less than the amounts shown depending on fluctuations in the value of the reference instrument. For coupon indexed securities, the principal amount payable at maturity is fixed. However, the coupon is indexed to the reference instrument. The price sensitivity of these securities may be greater than that of non-indexed securities with similar maturities.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and
  (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                      18 - Scudder International Bond Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At June 30, 1998, the Fund had a net tax basis capital loss carryforward of approximately $70,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003 ($64,300,000), and June 30, 2004 ($6,100,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1997 through June 30, 1998, the Fund incurred approximately $8,288,000 of realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending June 30, 1999.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                      19 - Scudder International Bond Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $312,609,273 and $373,893,572, respectively.

The aggregate face value of futures contracts opened and closed during the year ended June 30, 1998 was $261,819,389 and $256,391,482, respectively.

Transactions in written options for the year ended June 30, 1998 are summarized as follows:


                      Option Contracts                Options on Currencies (000 omitted)
                -----------------------------  ------------------------------------------  ----------------
                  Number of      Premiums          AUD           GBP            ITL           Premiums
                  Contracts    Received ($)                                                 Received ($)
                -----------------------------  ------------------------------------------  ----------------
 Beginning of
 Period........          161        260,719         12,000            --              --    $     45,000
 Written.......          553        472,151         62,212        56,750     123,594,625       1,853,776
 Closed........         (370)      (382,947)       (41,000)      (40,000)   (123,594,625)     (1,483,148)
 Exercised.....         (344)      (349,923)            --            --              --              --
 Expired........          --             --        (27,992)      (16,750)             --        (366,038)
                ------------   ------------     ----------   -----------    ------------     -----------
 End of
 Period........           --             --          5,220            --              --    $     49,590
                ============   ============     ==========   ===========    ============    ============


                   Options on Currencies (000 omitted) (continued)
                -------------------------------------------------------------------------------------------------
                     NZD             SEK            GBP/DEM           CAD             IEP            Premiums
                                                                                                   Received ($)
                --------------------------------------------------------------------------------  ---------------
 Beginning of
 Period........       16,099              --            7,275              --              --     $    186,375
 Written.......      135,248          75,000           25,300          12,400           4,000        1,455,484
 Closed........      (45,242)        (75,000)         (14,000)         (5,860)         (4,000)        (670,586)
 Exercised.....      (19,318)             --           (7,275)             --              --         (174,366)
 Expired.......      (69,687)             --           (6,300)             --              --         (531,075)
                 -----------     -----------      -----------     -----------    ------------      -----------
 End of
 Period........       17,100              --            5,000           6,540              --      $   265,832
                 ===========     ===========      ===========     ===========    ============      ===========


                      20 - Scudder International Bond Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Corporation's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.85% of the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. Effective January 1, 1998, the Adviser has agreed not to impose a portion of its management fee until October 31, 1998, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. For the year ended June 30, 1998, the Adviser did not impose a portion of its management fee aggregating $110,285 and the amount imposed aggregated $1,444,303 which was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1998, the amount charged by SSC aggregated $462,449, of which $31,045 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $80,418, of which $6,644 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $154,342, of which $10,687 is unpaid at June 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be

                      21 - Scudder International Bond Fund
invested in the Underlying Funds. At June 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $9,985.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Directors' fees and expenses aggregated $59,693.

                                 D. Commitments

As of June 30, 1998 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $184,850.

                  Contracts to Deliver         In Exchange For          Settlement Date     Net Unrealized
                                                                                             Appreciation
                                                                                            (Depreciation)
                                                                                                (U.S.$)
                -------------------------  -------------------------  --------------------  ----------------
                -------------------------  -------------------------  --------------------  ----------------
                USD            210,000     ARA            210,252            7/3/98                  269
                NZD          6,832,000     USD          3,463,824           7/13/98              (70,193)
                USD            107,500     HKD            839,521           7/15/98                  759
                USD            315,000     CNR          2,625,494           7/20/98                1,527
                USD            570,505     BRC            665,038           7/24/98                  380
                USD            570,158     BRC            670,848           8/19/98                2,072
                AUD          9,672,000     USD          5,877,094           8/19/98             (109,110)
                SEK         58,000,000     JPY      1,001,167,000            9/2/98              (10,554)
                                                                                            ------------
                                                                                                (184,850)

                               E. Lines of Credit

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.



                      22 - Scudder International Bond Fund

                        Report of Independent Accountants

To the Directors of Global/International Fund, Inc. and to the Shareholders of Scudder International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Bond Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 14, 1998



                      23 - Scudder International Bond Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                     24 - Scudder International Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder International Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder International Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder International Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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